                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: February 6, 2002


                               TRC COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                       1-9947               06-0853807
-------------------------------      -----------------    ----------------------
(State or other jurisdiction of      (Commission File         (IRS Employer
         incorporation)                   Number)         Identification Number)




               5 Waterside Crossing
               Windsor, Connecticut                              06095
---------------------------------------------------      -----------------------
     (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (860) 298-9692

ITEM 5. OTHER EVENTS.

On February 6, 2002, TRC Companies, Inc. reported continued strong revenue and earnings growth for the three months ended December 31, 2001, as shown below (dollars in thousands, except per share amounts):

                                      Three Months Ended            Six Months Ended
                                          December 31,                 December 31,
                                   2001      2000    Growth     2001       2000    Growth
                                ---------  ---------  ---    ---------   --------   ----
Gross revenue                    $ 66,924   $ 44,642   50%   $ 124,482   $ 81,529    53%
                                ---------  ---------  ---    ---------   --------   ----
Net service revenue                46,044     29,134   58%      82,522     55,837    48%
                                ---------  ---------  ---    ---------   --------   ----
Operating income                    6,542      3,684   78%      12,272      6,961    76%
                                ---------  ---------  ---    ---------   --------   ----
Income before taxes                 6,213      3,275   90%      11,655      6,067    92%
                                ---------  ---------  ---    ---------   --------   ----
Net income                          3,837      2,063   86%       7,197      3,822    88%
                                ---------  ---------  ---    ---------   --------   ----
Earnings per share - diluted     $   0.43   $   0.26   65%   $    0.83   $   0.49    69%
                                ---------  ---------  ---    ---------   --------   ----


Per share amounts are presented on a pre-split basis. Effective July 1, 2001, the Company adopted the provisions of SFAS 141, "Business Combinations" and SFAS 142, "Goodwill and Other Intangible Assets". In accordance with SFAS 142, the Company no longer amortizes goodwill, however amortization of intangible assets related to current year acquisitions was approximately $0.01 per share for both the three and six months ended December 31, 2001. Goodwill amortization for the three and six months ended December 31, 2000 was approximately $0.03 and $0.06 per share, respectively.

In addition, the Company reported that its Board of Directors declared a 3 for 2 stock split. The record date for the split will be February 19, 2002 with distribution on or about March 5, 2002.







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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           TRC COMPANIES, INC.

February 13, 2002            by:        /s/  Harold C. Elston, Jr.
                                    -----------------------------------
                                          Harold C. Elston, Jr.
                            Senior Vice President and Chief Financial Officer
                                       (Chief Accounting Officer)










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